FPA Capital Fund, Inc. (FPPTX)

Supplement dated August 22, 2017 to the

Prospectus dated July 31, 2017

This Supplement updates certain information contained in the Prospectus for FPA Capital Fund, Inc. (the “Fund”), dated July 31, 2017.  You should retain this Supplement and the Prospectus for future reference.  Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective October 1, 2017, Arik A. Ahitov will be the sole portfolio manager of the Fund.  As a result, the following sections of the Prospectus are hereby amended.

Each reference to “portfolio managers” in the Prospectus is hereby replaced by a reference to “portfolio manager,” and related verb and pronoun grammatical edits in each relevant sentence are also hereby made, as appropriate.

The section titled “Portfolio Managers” on page 8 of the Prospectus is hereby deleted in its entirety and replaced by the following:

Portfolio Manager

Arik A. Ahitov, a Partner of the Adviser, has served as portfolio manager of the Fund since February 2014 and an associate portfolio manager of the Fund from July 2013 to February 2014.

The section titled “Portfolio Managers” on page 21 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager

Arik A. Ahitov is primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Ahitov is the portfolio manager of the Fund (since February 2014) and a Partner of the Adviser (since January 2015). He was the Fund’s Associate portfolio manager from July 2013 to February 2014 and a Managing Director of the Adviser from January 2013 through December 2014, and a Vice President of the Adviser from October 2010 through December 2012.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of shares of the Fund.

PLEASE RETAIN FOR FUTURE REFERENCE

FPA Capital Fund, Inc. (FPPTX)

Supplement dated August 22, 2017 to the

Statement of Additional Information dated July 31, 2017

This Supplement updates certain information contained in the Statement of Additional Information (the “SAI”) for FPA Capital Fund, Inc. (the “Fund”) dated July 31, 2017.  You should retain this Supplement and the SAI for future reference.  Additional copies of the SAI may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective October 1, 2017, Arik A. Ahitov will be the sole portfolio manager of the Fund.  As a result, the following sections of the SAI are hereby amended.

Each reference to “portfolio managers” in the SAI is hereby replaced by a reference to “portfolio manager,” and related verb and pronoun grammatical edits in each relevant sentence are also hereby made, as appropriate.

The section titled “Officers of the Fund” on pages 28 to 29 of the SAI is hereby deleted in its entirety and replaced with the following:

Officers of the Fund.  Officers of the Fund are elected annually by the Board.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Arik A. Ahitov, 1975	Vice President and Portfolio Manager	2013

Partner of the Adviser (since January 2015). Managing Director of the Adviser (January 2013 to December 2014), Vice President of the Adviser (October 2010 to December 2012). Formerly, Vice President of Shamrock Capital Advisors, LLC from September 2004 to September 2010.

J. Richard Atwood, 1960	President	1997

Managing Partner of FPA (since October 2006). Director/Trustee of each FPA Fund (since May 2016). President of each FPA Fund (since February 2015). Formerly, until February 2015, Treasurer of each FPA Fund for more than the past five years. Formerly, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.

Name, Address(1) and Year of Birth	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
David C. Lebisky, 1972	Chief Compliance Officer	2017

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler III, 1967	Treasurer	2006

Senior Vice President (since January 2013) and Controller for more than the past five years of FPA; and Treasurer of each FPA Fund (since February 2015). Formerly, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years, and Vice President of FPA (December 2005- December 2012.)

Francine S. Hayes, 1967	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

(1)         The address for each Officer (except Ms. Hayes) is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.  Ms. Hayes’ address is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

The section titled “Portfolio Managers” on pages 33 to 37 of the SAI is hereby deleted in its entirety and replaced with the following:

PORTFOLIO MANAGER

The portfolio manager, Arik A. Ahitov, is also responsible for the day-to-day management of other accounts.

Other Accounts Managed by the Portfolio Manager.  Set forth below is the following information with respect to the other accounts managed by the portfolio manager as of March 31, 2017, including the Fund.

Name of Portfolio Manager	Types of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Arik A. Ahitov	Registered Investment Companies	2	$801	None	None

Name of Portfolio Manager	Types of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
	Other Pooled Investment Vehicles	1	$31	None	None
	Other Accounts	3	$623	None	None

Conflicts of Interest.  The portfolio manager may also be responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); non-U.S. investment companies; and may also include accounts or investments managed or made by the portfolio manager in a personal or other capacity.  Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

Investment and Trade Opportunities.  A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines.  Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully.  Because of his position with the Fund, the portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

In addition, regulatory issues applicable to FPA or one or more investment companies or other accounts it manages may result in the Fund not receiving securities that may otherwise be appropriate for it.  Similarly, there may be limited opportunity to sell an investment held by the Fund and another account.  FPA has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.  FPA has implemented additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain other pooled investment vehicles, including investment opportunity allocation issues.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, FPA may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the portfolio manager that the overall benefits outweigh any disadvantages that may arise from this practice.  In general, and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the other accounts based on available capacity for such investment.  Nevertheless, investment and/or sale opportunities may be allocated other than on a pro rata basis, if FPA deems in good faith that a different allocation among the Fund and the other accounts is appropriate, taking into account, among other considerations: (a) the risk-return profile of the proposed investment; (b) the Fund’s or the other accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the other accounts’ portfolios; (d) liquidity requirements of the Fund and the other accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or the other accounts’ portfolios; (h) redemption/withdrawal requests from the other accounts and anticipated future contributions into the Fund and the other accounts; (i) when a pro rata allocation could result in de minimis or ‘‘odd lot’’ allocation; (j) availability of leverage and any requirements or other terms of any existing leverage facilities; (k) the nature and extent of involvement in the transaction on the part of the respective teams of investment professionals dedicated to the Fund or such other accounts; and (l) other considerations deemed relevant by FPA.  Subject to applicable laws and/or account restrictions, FPA may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other FPA clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest.  Depending upon the particular facts and circumstances, FPA may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.  Moreover, the Fund or other account managed by FPA may invest in a transaction in which one or more investment companies or accounts managed by FPA are expected to participate, or already have made or will seek to make, an investment.  Such investment companies or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment.  When making investment decisions where a conflict of interest may arise, FPA will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in FPA acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Cross-Trades.  FPA, to the extent consistent with applicable law, including the 1940 Act, may cause the Fund to purchase investments from, to sell investments to or to exchange investments with any of its affiliates.  Any such purchases, sales, or exchanges generally will be effected only in a manner consistent with rules thereunder and relevant guidance by the SEC or its staff and will be subject to approval by FPA’s legal and compliance department and Board oversight.

Material Non-Public Information.  FPA may come into possession of material non-public information with respect to an issuer, as a result of another fund’s or account’s investment, or otherwise.  Should this occur, FPA would be restricted from buying or selling securities, derivatives or loans of the issuer on behalf of the Fund until such time as the information became public or was no longer deemed material.  FPA may establish information barriers that have the effect that disclosure of such information to FPA personnel responsible for the affairs of the Fund will be on a need-to-know basis only, and the Fund may not be free to act upon any such information.  Therefore, the Fund may not have access to material non-public information in the possession of FPA which might be relevant to an investment decision to be made by the Fund, and the Fund may initiate a transaction or sell an investment which, if such information had been known to it, may not have been undertaken.  Due to these restrictions, the Fund may not be able to initiate a transaction that it otherwise might have initiated and may not be able to sell an investment that it otherwise might have sold.

Performance Fees; Investments in FPA Private Funds.  The portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.  In addition, the portfolio manager may have investments in one or more FPA-managed private funds.  Any performance fee arrangements or private fund investments may create a conflict of interest for the portfolio manager and for FPA in that the portfolio manager and FPA may have an incentive to allocate the investment and trade opportunities that s/he or they believe might be the most profitable to such other accounts instead of allocating them to the Fund.  FPA has adopted policies and procedures reasonably designed to allocate investment and trade opportunities between the FPA Funds and such other accounts on a fair and equitable basis over time or otherwise.  (See Investment and Trade Opportunities above.)

Any such performance fee arrangements or private fund investments may also create a potential conflict of interest for the portfolio manager and for FPA with respect to an FPA Fund’s investments in privately placed securities:  the portfolio manager and FPA may have an incentive to structure the Fund’s investment in these securities in such a way that it might favor the private fund’s investment over the Fund’s.  FPA and the FPA Funds have adopted policies and procedures reasonably designed to address this potential conflict and to prevent such investments from favoring an FPA private fund.  Among other requirements, these policies and procedures require that such investments comply with Section 17(d) of the Investment Company Act and SEC rules and guidance thereunder, which have the effect of requiring that any such investments be on equal terms and that FPA cannot negotiate to structure an investment to favor the private funds.  In addition, these policies and procedures require legal and compliance approval and oversight by the Board, and they provide for management of conflicts that might arise from the exercise of ownership rights after purchase.  Such investments also are subject to FPA’s allocation procedures, described above.

Compensation.  Compensation of the portfolio managers of funds advised by the Adviser consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the portfolio manager is an equity owner of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components.  The most significant portion of the variable component is based upon the Adviser’s assessment of the portfolio manager’s performance in three key areas: long-term performance, team building, and succession planning.  The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years.  Other considerations include manager and strategy recognition, client engagement and retention and business development.  A portfolio manager is eligible to receive 100% of the variable component of the bonus irrespective of whether the fund managed by the portfolio manager is closed to investors.

The majority of the fixed portion of the bonus is based on the revenues received on the assets managed by the portfolio manager, including the Fund’s assets.

The value of the portfolio manager’s ownership interest in the Adviser is dependent upon a variety of factors, including his ability to effectively manage the business over the long term.

Portfolio Manager(s) Fund Ownership.  As of March 31, 2017, the portfolio manager owned shares of the Fund as set forth in the table below.  The following are the ranges:  none, $1-

$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Arik A. Ahitov	Over $1,000,000

PLEASE RETAIN FOR FUTURE REFERENCE